UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

---------------------------------------------

Waddell & Reed Advisors Small Cap Fund, Inc.

------------------------------------------------------------------------------

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

------------------------------------------------------------------------------

(Address of principal executive offices) (Zip code)

Kristen A. Richards

6300 Lamar Avenue

Overland Park, Kansas 66202

------------------------------------------------------------------------------

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

-------------------

Date of fiscal year end: June 30, 2003

------------------

Date of reporting period: June 30, 2003

-----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Small Cap Fund

Annual Report
June 30, 2003

 CONTENTS
3	Manager's Discussion
6	Performance Summary
8	Portfolio Highlights
9	Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
27	Independent Auditors' Report
28	Income Tax Information
29	Directors & Officers
36	Annual Privacy Notice
38	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Small Cap Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
June 30, 2003

 This report relates to the operation of Waddell & Reed Advisors Small Cap Fund, Inc. for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.
How did the Fund perform during the last fiscal year?
The Fund had a good year, outperforming both its benchmark index and Lipper peer group. The Class A shares of the Fund increased 8.27 percent, before the impact of sales load, and increased 2.04 percent including sales load impact. This compares with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which increased 0.71 percent for the year, and the Lipper Small-Cap Growth Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which declined 1.15 percent for the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.
What helped the Fund outperform its benchmark index during the fiscal year?
We believe that individual stock selection provided a large portion of the gains versus the benchmark, particularly in the areas of health care and consumer discretionary. The two best performing sectors were technology and health care, and these offset each other in large measure as the Fund emphasized health care but underweighted technology. Between March and June, cash levels were reduced as we bought into the weakness of the first nine months of the period.
What other market conditions or events influenced the Fund's performance during the fiscal year?
The market was down sharply for the first three quarters, but this was followed by a significant gain in the last quarter as expectations for economic activity improved and war uncertainty lifted. Conservative companies with steady growth rates and strong balance sheets were the best-performing stocks through March, while higher growth companies with greater financial leverage performed the best off the bottom. Small-caps performed particularly well in this latter period, as they typically do in periods in which economic growth accelerates.
What strategies and techniques did you employ that specifically affected the Fund's performance?
The Fund was conservatively positioned for most of the period, with sizable cash positions and an emphasis on conservative, consistent growth stocks. Some attempt was made to deploy the cash through the downtrend and increase the risk profile of the Fund. However, our continued aversion to having a large position in non-profitable, speculative companies hurt relative performance in the final quarter.
What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Health care has continued to be the most overweighted sector in the portfolio and probably will continue to be for the foreseeable future. Energy and consumer staples also have been emphasized. Technology has been slightly underweighted, although less so as the period progressed. Going forward, the portfolio will most likely continue to be balanced from a sector perspective.
Respectfully,
Gil Scott
Manager
Waddell & Reed Advisors
Small Cap Fund, Inc.

Please note that Gil Scott became manager of the Fund in July 2003. The questions in this interview have been answered by Grant Sarris, the prior portfolio manager of the Fund.

The opinions expressed in this report are those of the Fund's prior portfolio manager and are current only through the end of the period of the report as stated on the cover. No forecasts can be guaranteed.
Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Small Cap Fund, Inc., Class A Shares(1)	$11,060
Russell 2000 Growth Index(2)	$ 7,635
Lipper Small-Cap Growth Funds Universe Average(2)	$ 9,054

		Waddell & Reed Advisors Small Cap Fund, Class A	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Universe Average
10-04-99	Purchase	9,425	---	---
10-31-99		10,499	10,000	10,000
06-30-00		13,873	13,171	14,711
06-30-01		12,197	10,099	11,778
06-30-02		10,216	7,581	9,160
06-30-03		11,060	7,635	9,054

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of November 1, 1999.
Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-03	2.04%	3.14%	7.39%	8.93%
Since inception of Class(4) through 6-30-03	2.73%	2.54%	3.51%	4.95%

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)10-4-99 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SMALL CAP FUND

Small Cap Fund

GOAL

Seeks growth of capital.

Strategy

Invests primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small-Cap Category ("small cap stocks"). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

Founded

1999

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003

Net asset value on
6-30-03	$11.00
6-30-02	10.16
Change per share	$0.84

Past performance is not necessarily indicative of future results.

 SHAREHOLDER SUMMARY OF SMALL CAP FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 6-30-03	2.04%	8.27%	3.14%	7.14%
5-year period ended 6-30-03	-	-	-	-
10-year period ended 6-30-03	-	-	-	-
Since inception of Class(F)	2.73%	4.37%	2.54%	3.28%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)

1-year period ended 6-30-03	7.39%	8.93%
5-year period ended 6-30-03	-	-
10-year period ended 6-30-03	-	-
Since inception of Class(D)	3.51%	4.95%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-4-99 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

SHAREHOLDER SUMMARY OF SMALL CAP FUND
Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Small Cap Fund, Inc. had net assets totaling $696,793,427 invested in a diversified portfolio of:

73.79%	Common Stocks
26.21%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Small Cap Fund, Inc., for every $100 you had invested on June 30, 2003, your Fund owned:
Cash and Cash Equivalents	$26.21
Health Care Stocks	$19.88
Business Equipment and Services Stocks	$13.57
Technology Stocks	$11.14
Consumer Services Stocks	$6.10
Energy Stocks	$5.96
Consumer Goods Stocks	$5.36
Financial Services Stocks	$3.73
Retail Stocks	$3.11
Miscellaneous Stocks	$2.86
Utilities Stocks	$2.08

THE INVESTMENTS OF SMALL CAP FUND
June 30, 2003

COMMON STOCKS	Shares	Value

Beverages - 0.15%
Mondavi (Robert) Corporation (The), Class A*	40,369	$ 1,020,125

Broadcasting - 0.95%
XM Satellite Radio Holdings Inc., Class A*	600,000	6,615,000

Business Equipment and Services - 9.57%
Acxiom Corporation*	900,000	13,666,500
Catalina Marketing Corporation*	338,900	5,981,585
CheckFree Corporation*	755,136	21,038,089
MSC Industrial Direct Co., Inc., Class A*	1,100,000	19,690,000
MAXIMUS, Inc.*	229,000	6,327,270
		66,703,444
Chemicals - Specialty - 1.34%
Minerals Technologies Inc.	191,900	9,337,854

Communications Equipment - 3.27%
Advanced Fibre Communications, Inc.*	832,710	13,552,355
Tekelec*	813,740	9,191,193
		22,743,548
Computers - Peripherals - 3.59%
NetIQ Corporation*	550,000	8,500,250
Sanchez Computer Associates, Inc.*	240,400	1,221,232
Take-Two Interactive Software, Inc.*	400,000	11,366,000
Transaction Systems Architects, Inc., Class A*	437,000	3,946,110
		25,033,592
Electrical Equipment - 0.31%
Intermagnetics General Corp.*	109,500	2,169,742

Electronic Components - 2.09%
Cree, Inc.*	488,730	7,949,193
DuPont Photomasks, Inc.*	350,600	6,593,033
		14,542,226
Electronic Instruments - 2.19%
Lam Research Corporation*	428,000	7,798,160
Plexus Corp.*	650,000	7,488,000
		15,286,160

Finance Companies - 1.16%
Financial Federal Corporation*	331,500	8,088,600

Food and Related - 3.25%
American Italian Pasta Company, Class A*	400,000	16,660,000
Smucker (J.M.) Company (The)	150,000	5,983,500
		22,643,500

See Notes to Schedule of Investments on page 13.

Health Care - Drugs - 5.11%
Affymetrix, Inc.*	315,799	$ 6,221,240
Cell Therapeutics, Inc.*	850,000	8,274,750
Gene Logic Inc.*	574,600	3,410,251
Martek Biosciences Corporation	175,000	7,510,125
Sepracor Inc.*	563,170	10,151,139
		35,567,505
Health Care - General - 12.80%
ALARIS Medical, Inc.*	400,000	5,180,000
Apria Healthcare Group Inc.*	488,300	12,148,904
ArthroCare Corporation*	800,000	13,220,000
Cholestech Corporation*	134,600	1,331,867
IDEXX Laboratories, Inc.*	185,589	6,249,710
IMPATH Inc.*	738,356	10,462,505
Omnicare, Inc.	665,000	22,470,350
VISX, Incorporated*	1,046,000	18,148,100
		89,211,436
Hospital Supply and Management - 3.05%
Amsurg Corp.*	393,800	12,010,900
Cerner Corporation*	405,578	9,257,318
		21,268,218
Motion Pictures - 0.60%
Netflix, Inc.*	162,200	4,142,588

Motor Vehicle Parts - 1.96%
Gentex Corporation*	445,300	13,621,727

Petroleum - Domestic - 5.96%
Newfield Exploration Company*	423,300	15,894,915
Patterson-UTI Energy, Inc.*	274,700	8,887,919
Stone Energy Corporation*	400,000	16,768,000
		41,550,834

Publishing - 3.47%
Getty Images, Inc.*	585,800	24,193,540

Railroad - 1.21%
Kansas City Southern*	700,000	8,421,000

Retail - General Merchandise - 0.97%
Tuesday Morning Corporation*	256,466	6,745,056

See Notes to Schedule of Investments on page 13.

Retail - Specialty Stores - 2.14%
Borders Group, Inc.*	395,000	$ 6,955,950
O'Reilly Automotive, Inc.*	115,800	3,867,141
Select Comfort Corporation*	250,000	4,093,750
		14,916,841

Security and Commodity Brokers - 2.57%
Chicago Mercantile Exchange Holdings Inc.	257,264	17,913,292

Timesharing and Software - 4.00%
Digital Insight Corporation*	770,000	14,672,350
FactSet Research Systems, Inc.	300,000	13,215,000
		27,887,350

Utilities - Telephone - 2.08%
Commonwealth Telephone Enterprises, Inc.*	330,000	14,518,350
TOTAL COMMON STOCKS - 73.79%		$514,141,528

(Cost: $465,607,195)

	Principal
	Amount in
SHORT-TERM SECURITIES	Thousands

Commercial Paper
Banks - 1.87%
Bank of America Corporation,
1.06%, 7-10-03
	$ 8,000	7,997,880
Citicorp,
1.03%, 7-31-03
	5,000	4,995,708
		12,993,588

Chemicals - Petroleum and Inorganic - 1.78%
du Pont (E.I.) de Nemours and Company,
1.11169%, Master Note
	12,386	12,386,000

Electrical Equipment - 1.18%
Emerson Electric Co.,
1.01%, 7-18-03
	5,250	5,247,496
W. W. Grainger, Inc.,
0.91%, 7-25-03
	3,000	2,998,180
		8,245,676

See Notes to Schedule of Investments on page 13.

Finance Companies - 3.73%
Caterpillar Financial Services Corp.,
0.99%, 10-9-03
	$ 5,000	$ 4,986,250
PACCAR Financial Corp.,
1.12%, 7-10-03
	5,100	5,098,572
State Street Corporation,
0.98%, 7-18-03
	7,000	6,996,761
USAA Capital Corp.:
1.05%, 7-1-03
	5,500	5,500,000
1.08%, 7-1-03
	3,200	3,200,000
1.3%, 7-1-03
	218	218,000
		25,999,583

Food and Related - 0.84%
General Mills, Inc.,
1.1775%, Master Note
	1,026	1,026,000
McCormick & Co. Inc.,
1.08%, 7-22-03
	4,825	4,821,960
		5,847,960

Forest and Paper Products - 0.40%
Sonoco Products Co.,
1.34%, 7-1-03
	2,803	2,803,000

Health Care - Drugs - 5.45%
Merck & Co., Inc.:
1.19%, 7-9-03
	10,000	9,997,356
1.18%, 7-15-03
	10,000	9,995,411
Pfizer Inc.:
1.19%, 7-1-03
	15,000	15,000,000
0.93%, 8- 4-03
	3,000	2,997,365
		37,990,132
Household - General Products - 5.28%
Clorox Co.,
1.21%, 7-10-03
	5,000	4,998,487
Kimberly-Clark Corporation,
1.0%, 8-27-03
	6,796	6,785,240
Kimberly-Clark Worldwide Inc.:
1.02%, 7-3-03
	10,000	9,999,433
1.18%, 7-17-03
	5,000	4,997,378
Procter & Gamble Company (The),
0.98%, 7-28-03
	10,000	9,992,650
		36,773,188
Restaurants - 0.72%
McDonald's Corporation,
1.0%, 7-3-03
	5,000	4,999,722

See Notes to Schedule of Investments on page 13.

Retail - General Merchandise - 1.43%
May Department Stores Co.,
1.13%, 7-10-03
	$10,001	$ 9,998,175

Utilities - Electric - 0.86%
Detroit Edison Co.,
1.37%, 7-1-03
	1,010	1,010,000
PacifiCorp,
1.04%, 7-22-03
	5,004	5,000,964
		6,010,964
Utilities - Telephone - 1.72%
BellSouth Corporation,
1.02%, 7-15-03
	5,000	4,998,017
Verizon Network Funding Corporation:
0.99%, 9-10-03
	3,000	2,994,143
0.96%, 7-23-03
	4,000	3,997,653
		11,989,813

Total Commercial Paper - 25.26%		176,037,801

United States Government Securities
Treasury Obligations
United States Treasury Bills:
1.04%, 8-7-03
	5,000	4,994,656
1.09%, 8-7-03
	10,000	9,988,849

Total United States Government Securities - 2.15%		14,983,505

TOTAL SHORT-TERM SECURITIES - 27.41%		$191,021,306

(Cost: $191,021,306)

TOTAL INVESTMENT SECURITIES - 101.20%		$705,162,834

(Cost: $656,628,501)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(1.20%)		(8,369,407)

NET ASSETS - 100.00%		$696,793,427

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
SMALL CAP FUND June 30, 2003 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $656,629) (Notes 1 and 3)	$705,163
Receivables:
Fund shares sold
1,487
Dividends and interest
5
Prepaid insurance premium	2
Total assets
706,657
LIABILITIES
Payable for investment securities purchased	7,282
Payable to Fund shareholders	2,168
Accrued shareholder servicing (Note 2)	254
Accrued service fee (Note 2)	88
Accrued management fee (Note 2)	16
Accrued distribution fee (Note 2)	10
Accrued accounting services fee (Note 2)	7
Due to custodian	1
Other	38
Total liabilities
9,864
Total net assets
$696,793
NET ASSETS
$0.001 par value capital stock:
Capital stock
$ 63
Additional paid-in capital
763,763
Accumulated undistributed income (loss):
Accumulated undistributed net investment income
4
Accumulated undistributed net realized loss on investment transactions
(115,571)
Net unrealized appreciation in value of investments
48,534
Net assets applicable to outstanding units of capital
$696,793
Net asset value per share (net assets divided by shares outstanding):
Class A
$11.00
Class B
$10.66
Class C
$10.75
Class Y
$11.10
Capital shares outstanding:
Class A
42,806
Class B
5,493
Class C
1,795
Class Y
13,318
Capital shares authorized	1,000,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
SMALL CAP FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization
$ 2,410
Dividends
653
Total income
3,063
Expenses (Note 2):
Investment management fee
5,018
Shareholder servicing:

Class A
2,283
Class B
439
Class C
115
Class Y
107
Service fee:

Class A
1,044
Class B
132
Class C
50
Distribution fee:

Class A
76
Class B
395
Class C
150
Accounting services fee
81
Custodian fees
38
Audit fees
16
Legal fees
14
Other
273
Total expenses
10,231
Net investment loss
(7,168)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(46,408)
Unrealized appreciation in value of investments during the period	99,764
Net gain on investments
53,356
Net increase in net assets resulting from operations
$46,188
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
SMALL CAP FUND (In Thousands)

	For the fiscal year ended June 30,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment loss
	$(7,168)	$(4,024)
Realized net loss on investments
	(46,408)	(25,571)
Unrealized appreciation (depreciation)
	99,764	(67,732)
Net increase (decrease) in net assets resulting from operations
	46,188	(97,327)
Distributions to shareholders from net investment income (Note 1E):(1)
Class A
	-	(332)
Class B
	-	-
Class C
	-	-
Class Y
	-	(370)
	-	(702)
Capital share transactions (Note 5)	20,822	231,647
Total increase
	67,010	133,618
NET ASSETS
Beginning of period	629,783	496,165
End of period	$696,793	$629,783
Undistributed net investment income
	$4	$ 8
(1)See "Financial Highlights" on pages 17 - 20. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 10-4-99(1) through 6-30-00
	2003	2002	2001

Net asset value, beginning of period	$10.16	$12.14	$14.68	$10.00

Income (loss) from investment operations:
Net investment income (loss)
	(0.11)	(0.11)	0.05	0.09
Net realized and unrealized gain (loss) on investments
	0.95	(1.86)	(1.84)	4.62

Total from investment operations	0.84	(1.97)	(1.79)	4.71

Less distributions:
From net investment income
	(0.00)	(0.01)	(0.08)	(0.03)
From capital gains
	(0.00)	(0.00)	(0.67)	(0.00)*
In excess of capital gains
	(0.00)	(0.00)	(0.00)*	(0.00)

Total distributions	(0.00)	(0.01)	(0.75)	(0.03)

Net asset value, end of period	$11.00	$10.16	$12.14	$14.68

Total return(2)	8.27%	-16.25%	-12.08%	47.19%
Net assets, end of period (in millions)	$471	$493	$371	$287
Ratio of expenses to average net assets	1.68%	1.61%	1.59%	1.61%(3)
Ratio of net investment income (loss) to average net assets	-1.16%	-0.63%	0.53%	1.22%(3)
Portfolio turnover rate	34.05%	27.05%	34.56%	36.81%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 10-4-99(1) through 6-30-00
	2003	2002	2001

Net asset value, beginning of period	$ 9.95	$12.01	$14.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)
	(0.22)	(0.17)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments
	0.93	(1.89)	(1.85)	4.58

Total from investment operations
	0.71	(2.06)	(1.90)	4.60

Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.02)
From capital gains
	(0.00)	(0.00)	(0.67)	(0.00)*
In excess of capital gains
	(0.00)	(0.00)	(0.00)*	(0.00)

Total distributions	(0.00)	(0.00)	(0.67)	(0.02)

Net asset value, end of period	$10.66	$ 9.95	$12.01	$14.58

Total return	7.14%	-17.15%	-12.97%	46.07%
Net assets, end of period (in millions)	$59	$56	$47	$32
Ratio of expenses to average net assets	2.76%	2.67%	2.62%	2.72%(2)
Ratio of net investment income (loss) to average net assets	-2.24%	-1.68%	-0.51%	0.08%(2)
Portfolio turnover rate	34.05%	27.05%	34.56%	36.81%
*Not shown due to rounding. (1)Commencement of operations of the class. (2)Annualized. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 10-4-99(1) through 6-30-00
	2003	2002	2001

Net asset value, beginning of period	$10.01	$12.05	$14.60	$10.00

Income (loss) from investment operations:
Net investment income (loss)
	(0.22)	(0.17)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments
	0.96	(1.87)	(1.84)	4.59

Total from investment operations	0.74	(2.04)	(1.88)	4.62

Less distributions:
From net investment income
	(0.00)	(0.00)	(0.00)	(0.02)
From capital gains
	(0.00)	(0.00)	(0.67)	(0.00)*
In excess of capital gains
	(0.00)	(0.00)	(0.00)*	(0.00)

Total distributions	(0.00)	(0.00)	(0.67)	(0.02)

Net asset value, end of period	$10.75	$10.01	$12.05	$14.60

Total return	7.39%	-16.93%	-12.82%	46.27%
Net assets, end of period (in millions)	$19	$24	$14	$10
Ratio of expenses to average net assets	2.50%	2.41%	2.49%	2.51%(2)
Ratio of net investment income (loss) to average net assets	-1.97%	-1.45%	-0.38%	0.29%(2)
Portfolio turnover rate	34.05%	27.05%	34.56%	36.81%
*Not shown due to rounding. (1)Commencement of operations of the class. (2)Annualized. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the period from 10-4-99(1) through 6-30-00
	2003	2002	2001

Net asset value, beginning of period	$10.19	$12.18	$14.71	$10.00

Income (loss) from investment operations:
Net investment income (loss)
	(0.19)	(0.01)	0.04	0.14
Net realized and unrealized gain (loss) on investments
	1.10	(1.91)	(1.76)	4.62

Total from investment operations	0.91	(1.92)	(1.72)	4.76

Less distributions:
From net investment income
	(0.00)	(0.07)	(0.14)	(0.05)
From capital gains
	(0.00)	(0.00)	(0.67)	(0.00)*
In excess of capital gains
	(0.00)	(0.00)	(0.00)*	(0.00)

Total distributions	(0.00)	(0.07)	(0.81)	(0.05)

Net asset value, end of period	$11.10	$10.19	$12.18	$14.71

Total return	8.93%	-15.83%	-11.57%	47.75%
Net assets, end of period (in millions)	$148	$57	$64	$14
Ratio of expenses to average net assets	1.05%	1.07%	1.08%	1.15%(2)
Ratio of net investment income (loss) to average net assets	-0.56%	-0.07%	0.96%	1.68%(2)
Portfolio turnover rate	34.05%	27.05%	34.56%	36.81%
*Not shown due to rounding. (1)Commencement of operations of the class. (2)Annualized. See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2003, $7,163,703 was reclassified between additional paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 - Investment Management and Payments to Affiliated Persons
Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. However, WRIMCO has agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At June 30, 2003, additional security costs amounted to $36,462, which are included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (all dollars in millions)			Annual Fee Rate for Each Level
From	$ 0 to	$ 10	$ 0
From	$ 10 to	$ 25	$ 11,000
From	$ 25 to	$ 50	$ 22,000
From	$ 50 to	$ 100	$ 33,000
From	$ 100 to	$ 200	$ 44,000
From	$ 200 to	$ 350	$ 55,000
From	$ 350 to	$ 550	$ 66,000
From	$ 550 to	$ 750	$ 77,000
From	$ 750 to	$1000	$ 93,500
From	$ 1000	and Over	$110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.
For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.
As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,511,864. During the period ended June 30, 2003, W&R received $130,623 and $3,536 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,670,161 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.
Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.
The Fund paid Directors' fees of $29,755, which are included in other expenses.
 W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $216,577,520, while proceeds from maturities and sales aggregated $148,126,513. Purchases of short-term securities aggregated $4,602,287,965, while proceeds from maturities and sales aggregated $4,651,467,255. No U.S. Government securities were purchased or sold during the period ended June 30, 2003.

 For Federal income tax purposes, cost of investments owned at June 30, 2003 was $658,948,334, resulting in net unrealized appreciation of $46,214,500, of which $95,470,265 related to appreciated securities and $49,255,765 related to depreciated securities.
NOTE 4 - Federal Income Tax Matters
For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2003 and the related capital loss carryover and post-October activity were as follows:
Net ordinary income	$ -
Distributed ordinary income	-
Undistributed ordinary income	-
Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-
Capital loss carryover	43,751,619
Post-October losses deferred	24,441,434

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

 Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.
June 30, 2009	$ 1,425,485
June 30, 2010	43,619,012
June 30, 2011	43,751,619
Total carryover	$88,796,116

NOTE 5 - Multiclass Operations
The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
Transactions in capital stock are summarized below. Amounts are in thousands.
	For the fiscal year ended June 30,
	2003	2002

Shares issued from sale of shares:
Class A	19,198	48,193
Class B	1,702	2,880
Class C	805	1,886
Class Y	13,630	6,320
Shares issued from reinvestment of dividend:
Class A	-	30
Class B	-	-
Class C	-	-
Class Y	-	33
Shares redeemed:
Class A	(24,965)	(30,175)
Class B	(1,858)	(1,138)
Class C	(1,368)	(709)
Class Y	(5,867)	(6,080)
Increase in outstanding capital shares	1,277	21,240

Value issued from sale of shares:
Class A	$ 187,942	$524,999
Class B	16,197	31,058
Class C	7,698	20,317
Class Y	133,223	70,138
Value issued from reinvestment of dividend:
Class A	-	324
Class B	-	-
Class C	-	-
Class Y	-	370
Value redeemed:
Class A	(237,717)	(328,553)
Class B	(17,189)	(12,180)
Class C	(12,713)	(7,628)
Class Y	(56,619)	(67,198)
Increase in outstanding capital	$ 20,822	$231,647

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
Waddell & Reed Advisors Small Cap Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund") as of June 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Small Cap Fund, Inc. as of June 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Kansas City, Missouri
August 8, 2003

INCOME TAX INFORMATION
Normally, dividends and/or distributions are paid to shareholders of the Fund annually at December. No dividends and/or distributions were paid to shareholders during the fiscal year from July 1, 2002 through June 30, 2003.

The Board of Directors of Waddell & Reed Advisors
Small Cap Fund, Inc.
Each of the individuals listed below serves as a director for portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"). The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc. (formerly, W&R Funds, Inc.)
Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (55)
Washburn Law School, 1700 College, Topeka, KS 66621

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)

 Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm
John A. Dillingham (64)
 4040 Northwest Claymont Drive, Kansas City, MO 64116

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; Instructor at Central Missouri State University (1997 to 1998)

 Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army
David P. Gardner (70)
 2441 Iron Canyon Drive, Park City UT 84060

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1998

 Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)

 Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway
Linda K. Graves (49)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1995

 Principal Occupation During Past 5 Years: First Lady of Kansas (1995 to 2003)

 Other Directorships held by Director: Director, American Guaranty Life Insurance Company
Joseph Harroz, Jr. (36)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1998

 Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University (1996 to present); Vice President of the University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

 Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Director, Ivy Funds, Inc.; Trustee, Ivy Fund
John F. Hayes (83)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1988

 Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm (1995 to present)

 Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.
Glendon E. Johnson (79)
 13635 Deering Bay Drive, Unit 284, Miami, FL 33158

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)

 Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America
Eleanor B. Schwartz (66)
 1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1995

 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

 Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Fund

Frederick Vogel III (67)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupation During Past 5 Years: Retired

 Other Directorships held by Director: None
Interested Directors
Robert L. Hechler (66)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director; formerly, President, Principal Financial Officer

 Number of portfolios overseen by Director: 24

 Director since: 1998

 Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)

 Other Directorships held by Director: None
Henry J. Herrmann (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director and President; formerly, Vice President

 Number of portfolios overseen by Director: 60

 Director since: 1998; President since: 2001

 Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)

Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Trustee, Ivy Fund

Frank J. Ross, Jr. (50)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1996

 Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)

 Other Directorships held by Director: Director, Columbian Bank & Trust
Keith A. Tucker (58)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President

 Number of portfolios overseen by Director: 60

 Director since: 1993; Chairman of the Board of Directors since: 1998

 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);

Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund

Officers
Theodore W. Howard (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

 Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year

 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)

Directorships held: None
Kristen A. Richards (35)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Secretary and Associate General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

 Directorships held: None
Daniel C. Schulte (37)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Assistant Secretary and General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)

Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.
Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.
Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.
Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.
Householding Notice
If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:
Fax your request to 800-532-2749.
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.
Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.
To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W- 4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION: Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
WADDELL & REED CLIENT SERVICES 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217 (888) WADDELL (888) 923-3355
Our INTERNET address is:
http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1018A (6-03)

ITEM 2. CODE OF ETHICS.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable for fiscal years ending prior to 7-15-03.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Small Cap Fund, Inc.

(Registrant)

By /s/Kristen A. Richards

------------------------------

Kristen A. Richards, Vice President and Secretary

Date September 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann

------------------------------

Henry J. Herrmann, President and Principal Executive Officer

Date September 9, 2003

By /s/Theodore W. Howard

------------------------------

Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 9, 2003